UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2010

SMARTLINX INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51714	74-3152432
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1400 Kennedy Blvd.
Union City, NJ	07087
(Address of principal executive	(Zip Code)
offices)

Registrant's telephone number, including area code (732) 453-0602

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

Foreign Private Placement

Smartlinx Inc. (the "Company") announced that on March 11, 2010 its Board of Directors approved a private placement offering (the "Foreign Offering") of up to 5,000,000 units (the “Units”) at a price of $0.40 US per Unit, with each Unit consisting of one share of the Company’s common stock and one share purchase warrant. Each warrant entitles the holder to purchase an additional share of common stock exercisable at a price of $0.50 US per share for a two-year period from the date of issuance. The Foreign Offering will be made to persons who are not “U.S. Persons” as defined in Regulation S of the Securities Act of 1933.

Under the Foreign Offering, the Company may pay a commission or finders fee to duly licensed brokers and investment dealers of up to 10% of the cash proceeds of the offering and issue warrants to purchase up to 10% of the number of Units sold in the offering on the same terms as the placed warrants.

The Company intends to use the proceeds of the Foreign Offering to implement its plan of operation and for general working capital purposes. There is no assurance that the Foreign Offering or any part of it will be completed.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the United States Securities Act of 1933, as amended and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

News Release dated March 15, 2010

Attached as Exhibit 99.2 to this report, and incorporated by reference herein, is a news release issued by the Company on March 15, 2010. The news release announces the signing of a memorandum of understanding with Nettlinx Limited, an ISP and STPI service provider in India, to collaborate on the development of a biometric based eGovernance system.

News Release dated March 16, 2010

Attached as Exhibit 99.3 to this report, and incorporated by reference herein, is a news release issued by the Company on March 16, 2010. The news release announces the launch of SmartVM, an eGovernance application developed by the Company, which will use Fujitsu’s Palm Vein Authentication Technology.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	News Release dated March 12, 2010.

99.2	News Release dated March 15, 2010.

99.3	News Release dated March 16, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTLINX INC.

Date: March 17, 2010
	By:	/s/ Abraham Joy

ABRAHAM JOY
President and Chief Executive Officer